Employee Benefits	12 Months Ended
Dec. 31, 2021
Classes of employee benefits expense [abstract]
Employee Benefits
Note 20 - Employee Benefits

Employee benefits include post-employment benefits and short-term benefits.

Regarding benefits to key management employees, see Note 18(B).

The Company has a defined contribution plan in respect of its liability to pay the savings component of provident funds and in relation to employee severance pay, which is subject to Section 14 of the Israeli Severance Pay Law – 1963, according to which the Company pays fixed contributions to pension funds and/or insurance companies that release the Company from any additional severance-related liability. Expenses recognized in respect of such defined contribution plans in the years ended December 31, 2021 and December 31, 2020, amounted to USD 225 thousand and USD 121 thousand, respectively.